UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2023

GoodRx Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39549	47-5104396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Olympic Boulevard
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 268-2822

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GDRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2023, the Board of Directors of GoodRx Holdings, Inc. (the “Company”) approved the entry into a letter agreement (the “Retention Bonus Agreement”) with Raj Beri, the Chief Operating Officer of the Company, by GoodRx, Inc. (a subsidiary of the Company). The Retention Bonus Agreement was entered into on June 1, 2023. Pursuant to the Retention Bonus Agreement, Mr. Beri is eligible to receive a cash retention bonus in the amount of $500,000 (the “Retention Bonus”), which is subject to forfeiture upon Mr. Beri’s provision of notice of intent to resign except for “good reason” or his involuntarily termination for “cause” (each, as defined in the Retention Bonus Agreement) during the period from May 24, 2023 through May 24, 2024 (the “Retention Period”). If Mr. Beri is involuntarily terminated for a reason other than for “cause” during the Retention Period, he will be deemed to have earned a pro-rata portion of the Retention Bonus based upon the amount of time he remained employed by the Company during the Retention Period. If earned, the Retention Bonus (including any earned pro-rata portion thereof) shall be payable no later than the next regularly scheduled payroll following the end of the Retention Period or Mr. Beri’s involuntary termination date, as applicable, unless required sooner under applicable law.

The foregoing description of the Retention Bonus Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Retention Bonus Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.

10.1	Letter Agreement, by and between GoodRx, Inc. and Raj Beri, dated May 30, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded with the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRX HOLDINGS, INC.

Date:	June 2, 2023	By:	/s/ Karsten Voermann
Name: Karsten Voermann Title: Chief Financial Officer